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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated October 21, 1996, included in GCR Holdings Limited's Form 10-K for the year ended September 30, 1996.


/s/ Arthur Andersen & Co.
Hamilton, Bermuda
March 12, 1997